UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2026 (August 19, 2026)

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 19, 2026 (the “Closing Date”), reAlpha Tech Corp. (the “Company”) completed its previously announced acquisition of InstaMortgage Inc., a California corporation (“InstaMortgage”), pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of August 17, 2026 (the “A&R Merger Agreement”), pursuant to which the Agreement and Plan of Merger, dated as of December 19, 2025 (the “Original Merger Agreement”), by and among the Company, reAlpha Merger Sub I, Inc., a Delaware corporation and a newly formed wholly-owned subsidiary of the Company (“Merger Sub”), InstaMortgage, Shashank Shekhar and Ankur Dhingra (Messrs. Shekhar and Dhingra together, the “Stockholders”), was amended and restated in its entirety. Pursuant to the terms of the A&R Merger Agreement, Merger Sub merged with and into InstaMortgage (the “Merger”), with InstaMortgage surviving the Merger as a wholly-owned subsidiary of the Company.

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is being filed to amend Item 9.01(a) and (b) of the Current Report on Form 8-K filed by the Company on August 25, 2026 to include the historical financial statements of InstaMortgage required by Item 9.01(a) of Form 8-K and the unaudited pro forma condensed combined financial information required by Item 9.01(b) of Form 8-K. This Form 8-K/A also furnishes under Item 7.01 a press release issued by the Company on September 23, 2026 relating to the financial information included herein.

Item 7.01 Regulation FD Disclosure.

On September 23, 2026, the Company issued a press release announcing certain historical financial information of InstaMortgage and unaudited pro forma condensed combined financial information giving effect to the Merger, which information is filed as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K/A. A copy of the press release is furnished as Exhibit 99.4 to this Form 8-K/A and is incorporated by reference herein.

The information provided under this Item 7.01 of this Form 8-K/A, including Exhibit 99.4 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited financial statements of InstaMortgage for the year ended December 31, 2025, the period of August 1, 2024 to December 31, 2025, and the year ended July 31, 2024, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated by reference herein.

The unaudited condensed financial statements of InstaMortgage for the six months ended June 30, 2026 and 2025, are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information identified below giving effect to the Merger is filed as Exhibit 99.3 to this Form 8-K/A and is incorporated by reference herein:

●	Unaudited pro forma condensed combined balance sheet as of June 30, 2026;

●	Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2026; and

●	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description
23.1*	Consent of FM Financial Services LLC.
99.1*	Audited financial statements of InstaMortgage Inc. for the year ended December 31, 2025, the period of August 1, 2024 to December 31, 2025, and the year ended July 31, 2024.
99.2*	Unaudited condensed financial statements of InstaMortgage Inc. for the six months ended June 30, 2026 and 2025.
99.3*	Unaudited pro forma condensed combined financial information of reAlpha Tech Corp. giving effect to the Merger.
99.4**	Press release, dated September 23, 2026.
104	The cover page from this Form 8-K/A, formatted in Inline XBRL.

*	Filed herewith.
**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2026	reAlpha Tech Corp.

	By:	/s/ Michael J. Logozzo
Michael J. Logozzo
Chief Executive Officer

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